EXHIBIT 99.C

Investor Update March 1, 2006

Cautionary Statement Regarding Forward-looking Statements This presentation includes forward-looking statements and projections, made in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, including, without limitation, changes in unaudited and/or unreviewed financial information; our ability to implement and achieve our objectives in the 2006 plan as set forth in this presentation, including achieving our debt-reduction targets, earnings and cash flow targets; changes in reserve estimates based upon internal and third party reserve analyses; the effects of any changes in accounting rules and guidance; our ability to meet production volume targets in our Production segment; uncertainties and potential consequences associated with the outcome of governmental investigations, including, without limitation, those related to the reserve revisions and natural gas hedge transactions; outcome of litigation, including shareholder derivative and class actions related to reserve revisions and restatements; our ability to comply with the covenants in our various financing documents; our ability to obtain necessary governmental approvals for proposed pipeline projects and our ability to successfully construct and operate such projects; the risks associated with recontracting of transportation commitments by our pipelines; regulatory uncertainties associated with pipeline rate cases; actions by the credit rating agencies; the successful close of our financing transactions; our ability to successfully exit the energy trading business; our ability to close our announced asset sales on a timely basis; changes in commodity prices for oil, natural gas, and power; inability to realize anticipated synergies and cost savings associated with restructurings and divestitures on a timely basis; general economic and weather conditions in geographic regions or markets served by the company and its affiliates, or where operations of the company and its affiliates are located; the uncertainties associated with governmental regulation; political and currency risks associated with international operations of the company and its affiliates; competition; and other factors described in the company's (and its affiliates') Securities and Exchange Commission filings. While the company makes these statements and projections in good faith, neither the company nor its management can guarantee that anticipated future results will be achieved. Reference must be made to those filings for additional important factors that may affect actual results. The company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the company, whether as a result of new information, future events, or otherwise. The reserves and production information in this presentation, and the reserve replacement costs and rates derived from this information include the proved gas and oil reserves and production attributable to El Paso's 43 percent interest in Four Star Oil & Gas Company ("Four Star"). El Paso's Supplemental Oil and Gas disclosures, which will be included in its Annual Report on Form 10-K, will reflect its proportionate share of the proved reserves of Four Star separate from its consolidated proved reserves. In addition, the proved reserves attributable to its proportionate share of Four Star represent estimates prepared by El Paso and not those of Four Star. Non-GAAP Financial Measures This presentation includes certain Non-GAAP financial measures as defined in the SEC's Regulation G. More information on these Non-GAAP financial measures, including EBIT, EBITDA, free cash flow, net debt and liquidity, and the required reconciliations under Regulation G, are set forth in the appendix hereto.

Our Purpose El Paso Corporation provides natural gas and related energy products in a safe, efficient, and dependable manner

Shaping Up For A Great Year E&P Restructure & stabilize Execute & grow Pipelines Excellent expansion More of the same inventory Marketing & Trading Significant volatility Greatly reduced Debt reduction Substantial progress More of the same Reported earnings Complicated Simpler 2005 2006

Clearing the Decks Power book sale to Morgan Stanley Cordova tolling arrangement Central America power plant sale Macae sale Araucaria sale Other power assets PJM basis position Bahamas LNG and Blue Atlantic FERC approval; $442 MM by mid-year Completed at a cost of $177 MM $141 MM by mid-year Expect to receive $358 MM by mid-year Expect to receive $190 MM by mid-year $50 MM closed Improved by approximately $50 MM since December 31 $46 MM write-off in 4Q 2005 Action/Issue Status Significant progress on legacy issues

Financial Results

Financial Highlights Eliminated CGP registrant All domestic E&P properties in El Paso Exploration & Production Company Completed $2.0 billion of asset sales in 2005 Announced another $0.7 billion of asset sales in 2006 Reduced gross debt by $905 MM (January 1, 2006- March 1, 2006) Collateral position improving due to lower natural gas prices

Financial Results EBIT Interest and debt expense Distributions on preferred interests of consolidated subsidiaries Loss before income taxes Income taxes (benefit) Loss from continuing operations Discontinued operations, net of taxes Cumulative effect of accounting changes, net of income taxes Net loss Preferred stock dividends Net loss available to common stockholders $ (106) 346 - (452) (169) (283) 125 (4) (162) 10 $ (172) $ (242) 378 7 (627) (101) (526) (16) - (542) - $ (542) 2005 2004 Note: See appendix for discussion of non-GAAP terms Three Months Ended December 31 ($ Millions) 8

Summary of Significant Items $ (136) 153 (1) $ 16 Losses and impairments on assets and investments Gains on sales of assets and investments Restructuring costs and other items Total significant items* Total Three Months Ended December 31, 2005 Pipelines $ (46) - - $ (46) E&P $ - - (1) $ (1) Marketing & Trading $ - - - $ - Field Services $ - 112 - $ 112 Corporate & Other $ - - - $ - Power $ (90) 41 - $ (49) *Does not include $72 MM of MTM gains on positions intended to hedge 2006-2009 production or a $352 MM charge from an unfavorable decision associated with a retiree medical benefits lawsuit. ($ Millions)

Business Unit Contribution Core Business Pipelines Exploration & Production Other Business Marketing and Trading Power Field Services Corporate and other Total $ 284 163 - - 2 8 $ 457 Three Months Ended December 31, 2005 $ 233 168 (224) (59) 128 (352) $ (106) $ (46) (1) - (49) 112 - $ 16 $ 110 156 1 4 - 10 $ 281 Capital Expenditures* EBIT Significant Items DD&A Note: See appendix for discussion of non-GAAP terms *Assumes cash basis for PP&E and investment expenditures ($ Millions)

Financial Results ($ Millions) Note: See appendix for discussion of non-GAAP terms EBIT Interest and debt expense Distributions on preferred interests of consolidated subsidiaries Loss before income taxes Income taxes (benefit) Loss from continuing operations Discontinued operations, net of taxes Cumulative effect of accounting changes, net of income taxes Net loss Preferred stock dividends Net loss available to common stockholders $ 398 1,380 9 (991) (289) (702) 100 (4) (606) 27 $ (633) $ 817 1,607 25 (815) 14 (829) (118) - (947) - $ (947) 2005 2004 Twelve Months Ended December 31 11

Summary of Significant Items Total Twelve Months Ended December 31, 2005 ($ Millions) Pipelines E&P Marketing & Trading Field Services Corporate & Other Power $ (790) 478 (59) (59) $ (430) Losses and impairments on assets and investments Gains on sales of assets and investments Western energy settlement Restructuring costs and other items Total significant items* $ (46) 3 - - $ (43) $ - - - (3) $ (3) $ - - - - $ - $ (13) 295 - (28) $ 254 $ (1) 5 (59) (27) $ (82) $ (730) 175 - (1) $ (556) *Does not include $436 MM of MTM losses on positions intended to hedge 2006-2009 production or a $352 MM charge in the fourth quarter resulting from an unfavorable decision associated with a retiree medical benefits lawsuit.

Business Unit Contribution Core Business Pipelines Exploration & Production Other Business Marketing and Trading Power Field Services Corporate and other Total $ 857 820 2 - 7 8 26 $ 1,718 Twelve Months Ended December 31, 2005 $ 1,226 696 (837) (451) 285 (521) $ 398 $ (43) (3) - (556) 254 (82) $ (430) $ 437 612 4 23 3 42 $ 1,121 Capital Expenditures1 EBIT Significant Items DD&A Note: See appendix for discussion of non-GAAP terms 1Assumes cash basis for PP&E and investment expenditures 2Excludes $178 MM for East Texas acquisition and $847 MM for Medicine Bow acquisition ($ Millions)

Cash Flow Summary $ (706) 1,592 886 16 (634) 268 (501) 248 $ 15 $ 1,718 $ 121 Net loss before discontinued operations Non-cash adjustments Subtotal Discontinued operations Working capital changes and other Cash flow from operating activities Cash flow from investing activities1 Cash flow used in financing activities1 Change in cash Capital expenditures2, 3 Dividends paid ($ Millions) 1Includes discontinued operations 2Assumes cash basis for PP&E and investment expenditures 3Excludes $178 MM for East Texas acquisition and $847 MM for Medicine Bow acquisition 2005 2004 Twelve Months Ended December 31, $ (829) 2,337 1,508 260 (452) 1,316 1,903 (2,531) $ 688 $ 1,804 $ 101 14

2005 Analysis of Working Capital and Other Changes $ (395) (240) (679) 1,209 (399) (177) 98 (51) $ (634) Western energy settlement Cedar Brakes I & II Posted cash collateral* Other changes in price risk management activities* Settlement of derivatives designated as hedges Cordova US Gen bankruptcy recovery Other Total working capital changes & other Twelve Months Ended December 31, 2005 ($ Millions) *Includes $442 MM related to Power Book sale 15

Balance Sheet Summary Total financing obligations Securities of subsidiaries Convertible preferred stock1 Common stockholders' equity Total book capitalization Cash Net debt Weighted average cost of debt Total liquidity2 Next 12 months maturities3 ($ Millions) $ 18,234 31 750 2,639 $ 21,654 $ 2,132 $ 16,102 7.9% $ 2,303 $ 1,101 December 31, 2005 $ 17,924 59 750 2,692 $ 21,425 $ 887 $ 17,037 7.9% $ 872 $ 1,134 September 30, 2005 Note: See appendix for discussion of non-GAAP terms 1Liquidation value 2Includes $1,975 MM and $711 MM of readily available cash and $328 MM and $161 MM of available capacity under revolving credit facilities on 12/31/05 and 9/30/05, respectively 3Includes $615 MM of puttable Zero Convertible debt of which $603 MM was put to El Paso on 2/28/06

Financial Summary Credit metrics continue to improve Corporate profile less complex 2005 final year of turnaround

Pipelines Review

Pipelines Segment Financial Results $ 233 $ (46) $ 284 18,471 2,803 21,274 $ 369 $ 16 $ 364 17,660 2,738 20,398 EBIT Significant items Capital expenditures* Throughput (BBtu/d) 100% Equity Investment Total throughput 2004 2005 Three Months Ended December 31 ($ Millions) Note: See appendix for discussion of non-GAAP terms *Assumes cash basis for PP&E and investment expenditures $ 1,331 $ 15 $ 1,049 17,779 2,798 20,577 $ 1,226 $ (43) $ 857 18,432 2,833 21,265 2004 2005 Twelve Months Ended December 31 EBIT impacted by hurricanes and significant items

Joint Venture Pipelines $ Millions Florida Gas (50% with Southern Union) Great Lakes (50% with Transcanada) Note: See appendix for discussion of non-GAAP terms 1Twelve months ended September 30, 2005 2Excludes taxes recorded by Great Lakes. Great Lakes tariff includes an allowance for income taxes which the FERC requires the partnership to record as if it were a corporation EBIT EBITDA Net income Debt 2005 EP Financials (50%) EP equity earnings EP distributions $ 157 $ 215 $ 77 $ 460 $ 59 2 $ 75 $ 292 1 $ 375 1 $ 131 1 $ 935 1 $ 66 $ 61 Great Lakes Florida Gas (Citrus Corp.) 2005 JV Financials (100%)

El Paso Pipeline Group-2005 Operations Excellent safety performance Flat market-area throughput 2004-2005 Minimal impact from hurricanes on market-area throughput Rate case settlements and recontracting success Excellent progress in moving expansions forward

Elba Island Activity Phase II Slip Proposed Phase III Tanks Phase II Tank 2005 sendout 360 MMcf/d Elba II in-service Feb. 2006 Cypress pipe ordered Elba III/ Elba Express precedent agreements

Exploration & Production and Other

2005 Overview Portfolio rebalanced-50% increase in R/P Capex created value in 2005 and will again in 2006 New team and culture Deep inventory of opportunity Always room for improvement 2005 year end reserves: 2.7 Tcfe*, up 22% All-in F&D $2.36/Mcfe 94% of production replaced with drill bit 275% production replacement *Includes 253 Bcfe relating to our 43% interest in Four Star

E&P Results EBIT Total significant items Capital expenditures1 Acquisitions2 Production (MMcfe/d) $ 168 $ (1) $ 163 $ 1 686 3 2004 2005 Three Months Ended December 31 Note: See appendix for discussion of non-GAAP terms. Excludes discontinued operations 1Assumes cash basis and excludes acquisitions of properties and companies 2Includes acquisition of properties and companies 3Excludes Four Star equity investment volumes of 73 MMcfe/d (three months ended) and 24 MMcfe/d (twelve months ended) $ 176 $ (10) $ 159 $ - 775 ($ Millions) $ 696 $ (3) $ 705 $ 1,140 743 3 2004 2005 Twelve Months Ended December 31 $ 734 $ (22) $ 678 $ 71 814

E&P Update 2006 activity at expected levels Offshore recovery making progress Installation of pipeline and facilities complete at WC 75/62 Long Point #2 development well has found additional pay Current rate 131 MMcfe/d Texas Gulf Coast program off to good start Klimitchek found deeper target Wilcox pay Saga #2 successful, initial rate of 7 MMcfe/d Bob West re-completion flowing at 3.8 MMcfe/d Onshore program on pace

Marketing & Trading Results EBIT MTM gas MTM for derivatives designated as hedges MTM for Production puts, calls, and swaps MTM power MTM Cordova Tolling Agreement MTM for terminations Settlements, demand charges, and other Operating expenses and other income Reported EBIT Legacy transactions $ (13) - 72 (198) (70) (1) (1) (13) $ (224) 2,111 Note: See appendix for discussion of non-GAAP terms Three Months Ended December 31 $ 18 (36) 53 (59) (6) - (58) 3 $ (85) 5,549 2005 2004 $ 39 - (436) (250) (136) 5 (18) (41) $ (837) 2,111 Twelve Months Ended December 31 $ 44 (439) 53 (85) (36) 19 (64) (31) $ (539) 5,549 2005 2004 ($ Millions)

Remaining Historical Marketing Positions Power PJM delivery obligation of 33 million MWh through 2016 100% of the energy effectively hedged ($303 MM MTM liability) Basis differential remains unhedged ($212 MM MTM liability) MTM Gas 2/3 of economic hedge book rolls off in 2006 Legacy gas book has low earnings volatility Accrual Gas Up to 1 Bcf/d of delivery obligations 3rd party transportation of approximately 800,000 MMBtu/d In 2005, $121 MM of net revenue on $156 MM of demand charges

Remaining Power Investments by Mid-Year Domestic Three plants, 900 net MW, $0 remaining investment Brazil Porto Velho, 200 net MW, 50% ownership Manaus and Rio Negro, 400 net MW combined, 100% owned and operated until January 2008 contract expiration and relinquishment Total remaining investment $414 MM Other International Saba (Pakistan), Sengkang (Indonesia), Nejapa (El Salvador), and Itabo (Dominican Republic) total 400 net MW Sales are pending or planned but not expected to close by mid-year Total remaining investment $113 MM

Summary Significant progress on legacy issues 2006 off to a great start Pipelines in the sweet spot of infrastructure boom E&P on track to deliver 2006 plan Debt reduction progressing well

Appendix

Disclosure of Non-GAAP Financial Measures The SEC's Regulation G applies to any public disclosure or release of material information that includes a non-GAAP financial measure. In the event of such a disclosure or release, Regulation G requires (i) the presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and (ii) a reconciliation of the differences between the non-GAAP financial measure presented and the most directly comparable financial measure calculated and presented in accordance with GAAP. The required presentations and reconciliations are provided herein. Additional detail regarding non-GAAP financial measures can be reviewed in our full operating statistics posted at www.elpaso.com in the Investors section. El Paso uses the non-GAAP financial measure "earnings before interest expense and income taxes" or "EBIT" to assess the operating results and effectiveness of the company and its business segments. The company defines EBIT as net income (loss) adjusted for (i) items that do not impact its income (loss) from continuing operations, such as extraordinary items, discontinued operations, and the impact of accounting changes; (ii) income taxes; (iii) interest and debt expense; and (iv) distributions on preferred interests of consolidated subsidiaries. The company excludes interest and debt expense and distributions on preferred interests of consolidated subsidiaries so that investors may evaluate the company's operating results without regard to its financing methods or capital structure. The company defines EBITDA as EBIT plus Depreciation, Depletion and Amortization. El Paso's business operations consist of both consolidated businesses as well as substantial investments in unconsolidated affiliates. As a result, the company believes that EBIT and EBITDA , which includes the results of both these consolidated and unconsolidated operations, is useful to its investors because it allows them to evaluate more effectively the performance of all of El Paso's businesses and investments. We also believe that debt holders commonly use EBITDA to analyze company performance. Net Debt is defined as El Paso's total Financing Obligations as disclosed on the company's consolidated balance sheet net of cash and cash equivalents. Net Debt is an important measure of the company's total leverage. Investor's should be aware that some of El Paso's cash is restricted and not available for debt repayment . Total Liquidity is defined as cash that is easily available for general corporate purposes and available capacity under El Paso's $3 billion credit agreement and El Paso's $300 million borrowing base credit facility. Total Liquidity demonstrates the company's ability to meet current obligations and commitments. El Paso believes that the non-GAAP financial measures described above are also useful to investors because these measurements are used by many companies in the industry as a measurement of operating and financial performance and are commonly employed by financial analysts and others to evaluate the operating and financial performance of the company and its business segments and to compare the operating and financial performance of the company and its business segments with the performance of other companies within the industry. These non-GAAP financial measures may not be comparable to similarly titled measurements used by other companies and should not be used as a substitute for net income, earnings per share or other GAAP measurements.

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Net Debt Reconciliation Total debt at 9/30/05 Total cash and cash equivalents Outstanding net debt at 9/30/05 Total debt at 12/31/05 Total cash and cash equivalents Outstanding net debt at 12/31/05 $ 17.9 0.9 $ 17.0 $ 18.2 2.1 $ 16.1 $ Billions

Earnings Reconciliation: Great Lakes and Florida Gas EBIT Interest expense Taxes payable Net income $ 292 80 81 $ 131 Great Lakes 12/31/05 Florida Gas (Citrus Corp.) 9/30/05 $ 157 37 43 $ 77 $ Millions Twelve Months Ended

4Q 2005 Analysis of Working Capital and Other Changes $ 13 652 (122) (177) 168 $ 534 Margin collateral* Other changes in price risk management activities* Settlement of derivatives designated as hedges Cordova Other Total working capital changes & other Three Months Ended December 31, 2005 ($ Millions) *Includes $442 MM related to Power Book sale 38

Other Results EBIT Power Field Services Corporate and Other Total Significant items Power Field Services Corporate and Other Total $ (59) 128 (352) $ (283) $ (49) 112 - $ 63 2004 2005 Three Months Ended December 31 ($ Millions) $ (494) (12) (196) $ (702) $ (581) (4) (56) $ (641) 39 Note: See appendix for discussion of non-GAAP terms $ (451) 285 (521) $ (687) $ (556) 254 (82) $ (384) 2004 2005 Twelve Months Ended December 31 $ (576) 84 (217) $ (709) $ (968) (8) (88) $ (1,064)

Production Related Derivative Schedule See El Paso's Form 10-Q filed 11/4/05 for additional information on the company's derivative activity 1Excludes location basis hedges 2Difference between hedge price and cash price previously recorded as MTM losses. Hedge price and cash price identical for 2007-2012 Note: 2006 and beyond positions as of December 31, 2005

Investor Update March 1, 2006